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EXHIBIT 10.2


                                    GUARANTY

         FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, the undersigned hereby, jointly and severally, unconditionally guarantee the full and prompt performance of:

(a) Payment when due, whether by acceleration or otherwise, of the indebtedness evidenced by a Grid Promissory Note (the "Note") of even date in the stated principal amount of up to One Hundred Thousand Dollars ($100,000.00), including interest accruing thereunder, executed by Xcalibur Xpress, a Delaware corporation (together with its successors and assigns, "Xcalibur") payable to the order of National Management Consultants, Inc., a Delaware corporation (together with its successors and assigns, "National"), including any and all extensions, renewals, or modifications of said Note and the indebtedness evidenced thereby; and

(b)       All obligations of Xcalibur to National.

         In the event Xcalibur fails to perform its obligations under the Note or otherwise, the undersigned shall immediately upon the written demand of National promptly, and with due diligence, do and perform for the benefit of National, all of such obligations as if they constituted the direct and primary obligations of the undersigned. This Guaranty shall be deemed continuing and shall apply whether or not the obligations guaranteed hereby are secured by security agreements or any other type or kind of security.

         The obligations of the undersigned hereunder are independent of the obligations of Xcalibur, and a separate action or actions for payment, damages, or performance may be brought and prosecuted against the undersigned, or any one of them, whether or not an action is brought against Xcalibur or the security for Xcalibur's obligations, and whether or not Xcalibur be joined in any such action or actions, and whether or not notice be given or demand be made upon Xcalubur.

         National may, without demand or notice of any kind, at any time when any amount shall be due and payable hereunder by any of the undersigned, appropriate and apply toward the payment of such amount, and in such order of application as National may from time to time elect, any property, balances, credits, deposits, accounts, items or monies of such undersigned in the possession or control of National for any purpose.

         National may, from time to time, without notice to the undersigned (or any of them) and without affecting, diminishing, or releasing the liability of the undersigned (or any of them), (a) retain or obtain a security interest in any property to secure payment of the Note, or performance under one or more of the agreements with Xcalibur now in existence or hereafter executed, (b) extend or renew the Note for any period (whether or not longer than the original period), (c) release or compromise any liability of any of the undersigned hereunder, (d) release its security interest in all or any property securing the Note and permit any substitution or exchange for any such property, and (e) resort to the undersigned (or any of them) for payment of the Note, or any


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portion thereof, whether or not National shall have resorted to any property securing the Note or shall have proceeded against any other of the undersigned or any other party primarily or secondarily liable on the Note. It being the intention of this Guaranty that, except as expressly provided herein, the Guarantor shall remain liable hereunder until the obligations of Xcalibur under the Note shall have been fully paid and satisfied and all obligations of Xcalibur under the other agreements shall have been fully performed, notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of the Guarantor.

         Any amount received by National from whatever source and applied by it toward the payment of the Note shall be applied in such order of application as National may from time to time elect, in its sole and absolute discretion.

         The undersigned hereby expressly waives (a) notice of the acceptance of this Guaranty, (b) presentment, demand, notice of dishonor, protest, and all other notices whatever, and (c) all diligence on the part of National in collection or protection of, or realization upon, any security for the Note or in enforcing any remedy available to it under any other agreement.

         Undersigned agrees that if at any time all or any part of any payment theretofore applied by National to any indebtedness or liability of Xcalibur is, or must be, rescinded or returned by National for any reason whatsoever, including, without limitation, the insolvency, bankruptcy or reorganization of Xcalibur, such indebtedness or liability shall for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such indebtedness or liability as though such application had not been made.

         National may, without notice of any kind, sell, assign, or transfer the Note, and in such event each and every immediate and successive assignee, transferee, or holder of the Note, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee, or holder, as fully as if such assignee, transferee, or holder were herein by name specifically given such rights, powers, and benefits. National shall have an unimpaired right, prior and superior to that of any such assignee, transferee, or holder, to enforce this Guaranty for the benefit of National, as to so much of the Note as it has not sold, assigned, or transferred.

         No delay or failure on the part of National in the exercise of any right or remedy shall operate as a waiver, release, or modification of same; such waiver, release, or modification to be effective only through a written document executed by National, and then only to the extent specifically recited therein. No single or partial exercise by National of any right or remedy herein shall preclude other or further exercise thereof or the exercise of any other right or remedy whether contained herein or any other agreement. No action of Xcalibur permitted hereunder shall in any way impair or affect this Guaranty. No right or power of Xcalibur or any one else to assert any claim or defense as to the invalidity or enforceability of any document shall impair or affect the obligations of the undersigned hereunder. Until the Note shall have been paid to National in full and all other obligations of Xcalibur under any other agreement

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have been fully performed, the undersigned shall have no right to subrogation, and until such time the undersigned waive any right to enforce any remedy which National now has or may hereafter have against Xcalibur, and waive any benefit of and any right to participate in any security now or hereafter held by National.

         It is fully understood that until each and every one of the covenants and agreements of this Guaranty are fully performed, the undersigned's obligations shall not be released, in whole or in part, by any action or thing which might, but for this provision of this instrument, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, extension, modification, forbearance, or delay or other act or omission of National or its failure to proceed, promptly or otherwise, or by reason of any action taken or omitted by National, whether or not such action or failure to act varies or increases the risk of or affects the rights or remedies of the undersigned, or by reason of any further dealings between National or any other guarantor, and the undersigned hereby expressly waives and surrenders any defense to his or her liability hereunder based upon any of the foregoing acts, omissions, things, agreement, or waivers of any of them; it being the purpose and intent of the parties hereto that the covenants, agreements, and all obligations hereunder are absolute, unconditional, and irrevocable under any and all circumstances.

         Any notice, demand, or request by National, its successors or assigns, to the undersigned shall be in writing, and shall be deemed to have been duly given or made if either delivered personally to the undersigned sent by confirmed facsimile transmission or mailed by certified or registered mail addressed to the undersigned at the address for such guarantor specified below:

                  Transportation Logistics International, Inc.
                  136 Freeway Drive
                  East Orange, NJ  07018
                  Attn:  Michael Margolies, CEO
                  Facsimile:  (973-266-7030

         National shall be entitled to assign this Guaranty and all of its rights, privileges, interests, and remedies hereunder to any other persons, firm, entity, bank, or corporation whatsoever without notice to or consent by the undersigned, and such assignee shall be entitled to the benefits of this Guaranty and to exercise all such rights, interests, and remedies as fully as National.

         Undersigned agrees to pay all costs and expenses of every kind incurred by National in (a) enforcing this Guaranty, (b) enforcing National's rights under any or all other agreements with Xcalibur, and (c) realizing on or protecting any collateral for the Note. "Costs and expenses" as used herein shall include, without limitation, the reasonable attorneys' and legal assistants' fees actually incurred by National in retaining counsel to collect under this Guaranty.

         This Guaranty shall terminate when, and only when the Note shall have been paid in full and all terms of the obligations of Xcalibur to National shall have been fulfilled. When such conditions have been met, National will upon request furnish written cancellation of this Guaranty.

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         This Guaranty shall inure to the benefit of National, its successors and assigns, and shall bind each of the undersigned jointly and severally, together with their heirs, legal representatives, successors, and assigns. The term "undersigned" shall mean all parties executing this Guaranty, and all such parties shall be jointly and severally obligated hereunder. The use of the singular form herein shall include the plural, as applicable, and vice versa, and the use of any gender or the neuter form shall include all genders and the neuter form.

         This instrument may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, and such counterparts together constitute a single document. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.

         This Guaranty shall be construed in accordance with the laws of the State of New York, and such laws shall govern the interpretation, construction, and enforcement hereof. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         SIGNED, SEALED, AND DELIVERED AT_____________, as of the 25 day of Feb, 2003.

                                   TRANSPORTATION  LOGISTICS
                                   INTERNATIONAL,  INC.



                                   By:  /s/  Michael  Margolies
                                   --------------------------------------------
                                   Michael  Margolies,  CEO

STATE OF                            )

COUNTY OF                           )

         The foregoing instrument was acknowledged before me this 25 day of FEB., 2003, by _____________. He [is personally known to me] [has produced
         License       as identification].
 -------------------


                                   /s/  Edward  S.  Lewis
                                   --------------------------------------
                                   Notary  Public
                                   Print  name:  Edward  S.  Lewis
                                   My  commission  expires:
                                   EDWARD  S.  LEWIS
                                   NOTARY  PUBLIC  OF  NEW  JERSEY
                                   My  Commission  Expires  July  25,  2005

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